UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 19, 2008
JACKSONVILLE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Florida	001-14853	59-3472981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Laura Street, Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	904-421-3040

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b)    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective March 18, 2008, Bennett A. Tavar, age 50, resigned from the boards of Jacksonville Bancorp, Inc. and The Jacksonville Bank located in Jacksonville, Florida. In a letter from Mr. Tavar to the chairman of the board (see attached), he expressed his pleasure of being able to serve as a director of both companies. He chooses to resign due to personal and business reasons and to spend more time with family.

Item 9.01 (d) Exhibits.

Exhibit 17.1 Letter of resignation from Bennett A. Tavar dated March 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSONVILLE BANCORP, INC.
Registrant

Date: March 19, 2008
/s/ VALERIE A. KENDALL
Valerie A. Kendall
Executive Vice President
& Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
17.1	Letter of resignation from Bennett A. Tavar dated March 18, 2008